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                                                              Exhibit 10(k)

                           REVOLVING LOAN - GRID NOTE


$200,000.00                  Westerville, Ohio                February 28, 1997

     FOR VALUE RECEIVED, the undersigned promises to pay to the order of NETMED, INC. (hereinafter called the "Lender," which term shall include any holder hereof) at such place as the Lender may designate, the sum of TwoHundred Thousand Dollars ($200,000.00) or so much thereof as shall have been advanced by the Lender at any time and not hereafter repaid (hereinafter referred to as "Principal Sum") together with interest as hereinafter provided and payable at the times and in the manners hereinafter provided. The proceeds of the loan evidenced hereby may be advanced, and repaid in partial amounts during the term of this revolving note (this "Note") and
prior to maturity.   Each such advance shall be made to the undersigned upon
receipt by the Lender of the undersigned's application therefor and disbursement instructions, which shall be in such form as the Lender shall from time to time prescribe. The Lender shall be entitled to rely on any oral or telephonic communication requesting an advance and/or providing disbursement instructions hereunder, which shall be received by it in good faith from anyone reasonably believed by the Lender to be the undersigned, or the undersigned's authorized agent. The undersigned agrees that all Advances (as such term is defined in the Investment Agreement referenced below) made by the Lender and payments by the undersigned will be evidenced by entries made by the Lender on the grid or grids attached hereto, and the undersigned further agrees that such entries shown on the grid or grids attached hereto shall be rebuttably presumptive evidence of the amount of the Principal Sum, any and all advances and payments thereof. Copies of such entries shall be provided by Lender to the undersigned within a reasonable time after they are
made.   Each request for an advance shall constitute a warranty and representation by the undersigned that no event of default hereunder, under the Investment Agreement, or under any related loan documents has occurred and is continuing and that no event or circumstance which would constitute such an event of default, but for the requirement that notice be given or time elapse or both, has occurred and is continuing.

     This Note is executed and the advances contemplated hereunder are to be made pursuant to an Investment Agreement by and between the undersigned and the Lender of even date, and all amendments, modifications, and supplements thereto from time to time (the "Investment Agreement"), and all the covenants, representations, agreements, terms, and conditions contained therein, including but not limited to additional conditions of default, are incorporated herein as if fully rewritten.

INTEREST

     Interest will accrue on the unpaid balance of the Principal Sum until paid at a fixed rate of interest equal to eight and one-half percent (8.50%) per annum.

     All interest shall be calculated on the basis of a 365 day year for the actual number of days the Principal Sum or any part thereof remains unpaid.

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MANNER OF PAYMENT

     The Principal Sum shall be payable on December 31, 1998, and accrued interest shall be due and payable at maturity, whether by demand, acceleration or otherwise.

DEFAULT

     Upon the occurrence of any of the following events:

          (a) the undersigned fails to make any payment of principal on or before the date such payment is due;

          (b) the undersigned fails to make any payment of interest on or before five days after the date such payment is due; or

          (c) an "Event of Default" under the Investment Agreement shall have occurred and be continuing;

then the Lender may, at his option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. In the event the Lender shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agree to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

GENERAL PROVISIONS

     All of the parties hereto, including the undersigned, and any indorser, surety, or guarantor, hereby jointly and severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, waive the defenses of impairment of collateral for the obligation evidenced hereby, impairment of a person against whom the Lender has any right of recourse, and any defenses of any accommodation maker and consent that without discharging any of them the time of payment and any other provision of this promissory note may be extended or modified an unlimited number of times before or after maturity without notice to the undersigned. The undersigned agrees that it will pay the obligations evidenced hereby, irrespective of any action or lack of action on Lender's part in connection with the acquisition, perfection, possession, enforcement, disposition, or modification of all the obligations evidenced hereby or any and all security therefor, and no omission or delay on Lender's part in exercising any right against, or taking any action to collect from or pursue Lender's remedies against any party hereto will release, discharge, or modify the duties of the undersigned to make payments hereunder. The undersigned agrees that Lender may, without notice to or further consent from the undersigned, release or modify any collateral, security, document or other guaranties now held or hereafter acquired, or substitute other collateral, security or other guaranties, and no such action will release, discharge or modify the duties of the undersigned hereunder. The undersigned agrees that Lender will not be required to pursue or

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exhaust any of its rights or remedies against the undersigned or any guarantors of the obligations evidenced hereby with respect to the payment of any said obligations, or to pursue, exhaust or preserve any of Lender's rights or remedies with respect to any collateral, security or other guaranties given to secure said obligations.

     The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

     The captions used herein are for references only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.

WAIVER OF RIGHT TO TRIAL BY JURY

     THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE UNDERSIGNED OR THE LENDER WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE UNDERSIGNED HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE UNDERSIGNED OR THE LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF THE RIGHT OF THE UNDERSIGNED TO TRIAL BY JURY.

WARRANT OF ATTORNEY

     The undersigned authorizes any attorney at law to appear in any Court of Record in the State of Ohio or in any state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against the undersigned in favor of the Lender for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution.

     WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE

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TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN
BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                              CERAM OXYGEN TECHNOLOGIES, INC.



                              By:     /s/ William N. Lawless
                                 ----------------------------------------
                                   William N. Lawless, President

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                                      GRID


             Date of       Advance ("A")
            Advance or          or                           Principal
             Payment      Payment ("P")       Amount         Balance
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